                                                                    EXHIBIT 10.2


                           ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT, dated as of August 3, 1999, is made and entered into by and among Seven-UP/RC Bottling Company of Puerto Rico, Inc., a Puerto Rico corporation ("Seller"), and Pepsi-Cola Puerto Rico Bottling Company,
                          ------
a Delaware corporation ("Purchaser"). Capitalized terms not otherwise defined
                         ---------
herein have the meanings set forth in Section 1.01.

     WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from Seller, all of Seller's right, title and interest in and to certain customer information, equipment and vehicles, all on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                   ---------

                                  DEFINITIONS

     1.01  Definitions. (a) As used in this Agreement, the following defined
           -----------
terms shall have the meanings indicated below:

     "Acquired Assets" has the meaning ascribed to it in Section 2.01(a).
      ---------------

     "Actions or Proceedings" means any action, suit, adverse claim proceeding,
      ----------------------
mediation, arbitration or Governmental or Regulatory Authority investigation or audit.

     "Affiliate" means any Person that directly, or indirectly through one of
      ---------
more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of a second Person shall be deemed to control that second Person.

     "Agreement" means this Asset Purchase Agreement, the Assignment Agreement
      ---------
and the Disclosure Schedule hereto, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

     "Assets and Properties" of any Person at any time of determination means,
      ---------------------
collectively, all assets, properties and rights of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such

Person, at such time, including without limitation cash, cash equivalents, investments, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

     "Asset Purchase Price" means US$30,300.00.
      --------------------

     "Assignment Agreement" means the General Assignment and Bill of Sale to be
      --------------------
executed and delivered on the Closing Date by Purchaser and Seller, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Assumption Agreement" means the Assumption Agreement to be executed and
      --------------------
delivered on the Closing Date by Purchaser and Seller, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Closing" has the meaning ascribed to it in Section 3.01.
      -------

     "Closing Date" means the date on which the Closing actually occurs, which
      ------------
shall be either (a) as soon as practicable after satisfaction of the conditions to closing set forth in Article Seven or (b) such other date as Seller and Purchaser may mutually agree, but in no event later than August 3, 1999.

     "Confidentiality Agreement" has the meaning ascribed to it in Section 8.02.
      -------------------------

     "Contract Rights Release Agreement" means that Contract Rights Release
      ---------------------------------
Agreement, dated as of July 30, 1999, between Seller and Purchaser.

     "Disclosure Schedule" means the schedules dated as of the date hereof,
      -------------------
containing all lists, descriptions, exceptions and other information and materials as are required to be included therein pursuant to this Agreement.

     "Excluded Assets" has the meaning ascribed to it in Section 2.01(b).
      ---------------

     "Governmental or Regulatory Authority" means any court, tribunal,
      ------------------------------------
arbitrator, authority, agency, commission, official, commonwealth or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other
      ----
pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, commonwealth, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "Leased Vehicle Contracts" shall have the meaning ascribed to it in Section
      ------------------------
2.01(a)(iv).

     "Liabilities" means all Indebtedness, obligations and other liabilities of
      -----------
a Person (whether absolute, accrued, contingent, known or unknown fixed or otherwise, or whether due or to become due).

     "Licenses" means all licenses, permits, certificates of authority,
      --------
authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

     "Liens" means any mortgage, pledge, assessment, security interest, lease,
      -----
lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing.

     "Operative Agreements" means, collectively, the Assignment Agreement, the
      --------------------
Assumption Agreement and all other documents or instruments executed pursuant to this Agreement.

     "Order" means any writ, judgment, decree, injunction or similar order of
      -----
any Governmental or Regulatory Authority (in each such case whether preliminary or final).

     "Owned Vehicles" shall have the meaning ascribed to it in Section
      --------------
2.01(a)(ii).

     "Payoff Amount" means the amounts necessary to be paid to each of the
      -------------
lessors under the Leased Vehicle Contracts in order to satisfy in full all amounts owed to the Vehicle Lessors, which amounts are set forth in Section 2.01(a)(iv) of the Disclosure Schedule.

     "Permitted Liens" has the meaning ascribed to it in Section 4.05.
      ---------------

     "Person" means any natural person, corporation, general partnership,
      ------
limited partnership, limited liability company, limited liability partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

     "Purchase Price" has the meaning ascribed to it in Section 3.03(a).
      --------------

     "Purchaser" has the meaning ascribed to it in the introductory paragraph of
      ---------
     this Agreement.

     "Representatives" has the meaning ascribed to it in Section 8.02.
      ---------------

     "Seller" has the meaning ascribed to it in the introductory paragraph of
      ------
     this Agreement.

     "Seller Parties" has the meaning ascribed to it in Article IV.
      --------------

     "Vehicle Lessors" has the meaning ascribed to it in Section 3.04(b).
      ---------------

     (b) Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified

Article or Section of this Agreement; and (v) the words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." References herein to the terms "Agreement" and "Operative Agreements" shall mean this Agreement and the Operative Agreements as each may be amended, supplemented or modified from time to time.

                                  ARTICLE II
                                  ----------

                       SALE, TRANSFER AND CONVEYANCE OF
                 CUSTOMER INFORMATION, EQUIPMENT AND VEHICLES

     2.01  Assets. (a) Acquired Assets. Subject to and upon the terms and
           ------      ---------------
conditions set forth in this Agreement, at the Closing, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase or acquire from Seller, on an "as-is, where-is" basis except as provided in
Article IV, all right, title and interest of Seller in, to and under the following assets of Seller, as the same shall exist on the Closing Date (collectively, the "Acquired Assets"), and no others:
                    ---------------

           (i)   Customer List and Records. All customer lists regarding
                 -------------------------
     customers (the "Customer Information") of Seller related solely to soft drink products bearing the "Seven- Up," "Schweppes," "Sunkist" and "Welch's" brand names.

           (ii)  Owned Vehicles. Those vehicles identified on Section
                 --------------                               -------
     2.01(a)(ii) of the Disclosure Schedule (the "Owned Vehicles");
     ---------------------------------------      --------------

           (iii) Equipment. The equipment set forth on Section 2.01(a)(iii)
                 ---------                             --------------------
     of the Disclosure Schedule (the "Equipment"); and
     ---------------------------      ---------

           (iv)  Leased Vehicle Contracts. To the extent their transfer is
                 ------------------------
     permitted under the terms thereof and under applicable Law, the leases of the vehicles described in Section 2.01(a)(iv) of the Disclosure Schedule as
                               ----------------------------------------------
     to which Seller is the lessee or sublessee, together with any options to purchase the underlying vehicles (the "Leased Vehicle Contracts").
                                            ------------------------

     (b)   Excluded Assets. Notwithstanding anything in this Agreement to the
           ---------------
contrary, all Assets and Properties of Seller other than the Acquired Assets identified in Section 2.01(a) (the "Excluded Assets") shall be excluded from and
                                    ---------------
shall not constitute Acquired Assets.

     2.02  Assumption of Liabilities. In connection with the sale, transfer,
           -------------------------
conveyance and delivery of the Acquired Assets pursuant to this Agreement on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due all obligations of Seller under the Leased Vehicle Contracts arising or to be performed on or after the Closing Date and excluding any such obligations arising or to be performed prior to the Closing Date (the "Assumed
                                                           -------
Liabilities"). It is understood that Seller shall be responsible for all
-----------
obligations in respect of the Acquired Assets prior to the Closing Date and that Purchaser shall be responsible for all obligations in respect of the Acquired Assets on and after the Closing Date.

                                  ARTICLE III
                                  -----------

                        THE CLOSING AND PURCHASE PRICE

     3.01  Date and Place. Subject to the terms and conditions set forth in this
           --------------
Agreement, the closing for the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park
 -------
Avenue, New York, New York, or at such other place as Purchaser and Seller mutually agree, at 2:00 p.m. local time, on the Closing Date.

     3.02  Transfer, Assumption and Purchase. Subject to the terms and
           ---------------------------------
conditions hereof:

     (a) At the Closing, Seller will convey, transfer, assign and deliver to Purchaser all right, title and interest of Seller in, to and under the Acquired Assets by executing and delivering to Purchaser an Assignment Agreement; and

     (b) At the Closing, Purchaser will assume the Assumed Liabilities by executing and delivering to Seller an Assumption Agreement.

     3.03  Purchase Price; Allocation. (a) Purchase Price. The purchase price
           --------------------------      --------------

for the sale and transfer of the Acquired Assets is the sum of (i) the Asset Purchase Price plus (ii) the Payoff Amount (collectively, the "Purchase Price"), payable in accordance with Section 3.04.

     (b)   Allocation of Purchase Price. The parties hereto acknowledge and
           ----------------------------
agree that the purchase and sale of the Acquired Assets is an "applicable asset acquisition" within the meaning of Section 1060(c) of the Code. The aggregate purchase price for the Acquired Assets (including for this purpose the Assumed Liabilities) shall be allocated among the Acquired Assets as set forth in
Section 3.03(b) of the Disclosure Schedule and the parties agree to be bound by,
------------------------------------------
and shall file Tax Returns consistent with, such allocations.

     3.04  Payment of Purchase Price for the Acquired Assets. Purchaser shall,
           -------------------------------------------------
subject to the terms and conditions of this Agreement, (a) as payment for the Customer Information, the Equipment and the Owned Vehicles, pay to Seller at the Closing the Asset Purchase Price by wire transfer of immediately available funds to the account of Seller, which account will be designated by Seller prior to the Closing; and (b) as payment for the Leased Vehicle Contracts, pay to the lessors under the Leased Vehicle Contracts (the "Vehicle Lessors") at the
                                                 ---------------
Closing the Payoff Amount by wire transfer of immediately available funds to the accounts of the Vehicle Lessors, which accounts will be designated by the Vehicle Lessors prior to the Closing.

     3.05  Deliveries by Seller at Closing. Seller shall, subject to the terms
           -------------------------------
and conditions of this Agreement, deliver to Purchaser at Closing evidence of or duly executed documents in proper form to effectuate the cancellation of all Liens (other than Permitted Liens) encumbering the Acquired Assets.

                                  ARTICLE IV
                                  ----------

                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Purchaser hereby specifically acknowledges and agrees that Purchaser is purchasing the Acquired Assets on an "as-is, where-is" basis, without any representations or warranties of any nature whatsoever, whether express or implied, at law or in equity by Seller, or any of Seller's officers, directors, employees, shareholders, attorneys, agents or representatives (collectively, the "Seller Parties"), except as expressly set forth below. In no event shall Seller
 --------------
or the Seller Parties have, incur or become subject to, any liability with respect to the Acquired Assets after the Closing Date, and Purchaser hereby agrees not to assert any claims with respect thereto. Purchaser hereby acknowledges that it has conducted its own investigation and due diligence with respect to the Acquired Assets and has relied exclusively thereon as concerns its decision to enter into this Agreement and the Operative Agreements to which it is a party. SELLER HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS, CONDITION, DESIGN OR OPERATION OF THE ACQUIRED ASSETS, THEIR FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS OR WORKMANSHIP IN THE ACQUIRED ASSETS, AND ANY REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS ARTICLE IV ARE HEREBY EXPRESSLY DISCLAIMED. The provisions of this paragraph shall survive the closing of the transactions contemplated by this Agreement and the execution and delivery of the Operative Agreements.

     Notwithstanding the foregoing, Seller hereby represents and warrants to Purchaser as follows:

     4.01  Organization. Seller is a corporation duly organized and validly
           ------------
existing under the Laws of the Commonwealth of Puerto Rico.

     4.02  Authority. Seller has all necessary corporate power and authority to
           ---------
execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Operative Agreements to which it is a party, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary board of directors approval and other corporate action of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms.

     4.03  No Conflicts. The execution and delivery by Seller of this Agreement
           ------------
do not, and the execution and delivery by Seller of the Operative Agreements to which it is a party, the performance by Seller of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificates of incorporation or by-laws (or other comparable corporate charter documents) of Seller; or

     (b) materially conflict with or result in a material violation or material breach of any term or provision of any Law or Order applicable to Seller or its Assets and Properties.

     4.04  Governmental Approvals and Filings. No consent, approval or action
           ----------------------------------
of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     4.05  Liens. Seller owns and has good title to the Acquired Assets, and, in
           -----
each case as of the Closing, Seller will own the Acquired Assets free and clear of all Liens, except as set forth in Section 4.05 of the Disclosure Schedule
                                     ---------------------------------------
(collectively, "Permitted Liens").
                ---------------

     4.06  Brokers. With the exception of Glover Capital, Inc. (whose fee will
           -------
be paid by Seller), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

     4.07  Legal Proceedings. (a) Except as disclosed in Section 4.07(a) of the
           -----------------                             ----------------------
Disclosure Schedule, there are no Actions or Proceedings currently on-going,
-------------------
pending or, to the knowledge of Seller, threatened against, relating to or affecting Seller or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Purchaser.

     (b)   Except as disclosed in Section 4.07(b) of the Disclosure Schedule,
                                  ------------------------------------------
there are no facts or circumstances to the knowledge of Seller that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to Section 4.07(a).

     4.08  Seller's Knowledge. If the phrase "Seller's knowledge" or "knowledge
           ------------------
of Seller" is used in connection with any representation and warranty made by Seller hereunder, the representation and warranty so qualified shall be deemed to be made by Seller solely on the basis of the actual knowledge, after due inquiry, of the following members of Seller's senior management: Mr. Victor Collazo and Mr. Orlando Gonzalez. It is expressly agreed and acknowledged by Purchaser that Purchaser shall have no claim or remedy against Seller for any breach or untruth of any representation or warranty that is qualified by the phrase "Seller's knowledge" or the phrase "knowledge of Seller," except upon a showing by Purchaser that such breach or untruth was known, after due inquiry, to any of the following members of Seller's senior management: Mr. Victor Collazo and Mr. Orlando Gonzalez.

     The representations and warranties set forth in Section 4.03, Section 4.04,
Section 4.06 and Section 4.07 hereof shall expire on the one year anniversary of the Closing Date. All other representations and warranties set forth in this
Article IV shall survive indefinitely.

                                   ARTICLE V
                                   ---------

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     5.01  Organization. Purchaser is a corporation duly organized, validly
           ------------
existing and in good standing under the Laws of the State of Delaware. Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Purchaser is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or any of the Operative Agreements to which it is a party or on the ability of Purchaser to perform its obligations hereunder and thereunder.

     5.02  Authority. The execution and delivery by Purchaser of this Agreement
           ---------
and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary board of directors approval and other corporate action of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

     5.03  No Conflicts. The execution and delivery by Purchaser of this
           ------------
Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter documents) of Purchaser;

     (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties; or

     (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under or
(iii) require Purchaser to obtain any consent, approval or action of, make any filing with, or give any notice to any Person as a result or under the terms of any contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

     5.04  Governmental Approvals and Filings. No consent, approval or action
           ----------------------------------
of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     5.05  Legal Proceedings. (a) Except as disclosed in Section 5.05(a) of the
           -----------------                             ----------------------
Disclosure Schedule, there are no Actions or Proceedings currently on-going,
-------------------
pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets and Properties (including, without limitation, any antitrust claims) which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Seller.

     (b)   Except as disclosed in Section 5.05(b) of the Disclosure Schedule,
                                  ------------------------------------------
there are no facts or circumstances known to Purchaser that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to Section 5.05(a).

     5.06  Brokers. All negotiations relative to this Agreement and the
           -------
transactions contemplated hereby have been carried out by Purchaser with Seller through Seller's broker, Glover Capital, Inc., without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against Seller for a finder's fee, brokerage commission or similar payment.

     5.07  Financial Ability. Purchaser has the financial ability to consummate
           -----------------
the transactions contemplated by this Agreement.

     The representations and warranties set forth in Section 5.03, Section 5.04,
Section 5.05 and Section 5.07 hereof shall expire on the one-year anniversary of the Closing Date. All other representations and warranties set forth in this
Article V shall survive indefinitely.

                                  ARTICLE VI
                                  ----------

                               EMPLOYEE MATTERS

     6.01  Employees of Seller. Seller shall remain responsible for payment of
           -------------------
severance, termination and change in control payments and other similar compensation or benefits with respect to its employees required by Law or contract, if any, which are or may become payable in connection with the consummation of the transactions contemplated by this Agreement and the Operative Agreements, or otherwise.

                                  ARTICLE VII
                                  -----------

                             CONDITIONS TO CLOSING

     7.01  Conditions to Obligations of Seller. The obligations of Seller
           -----------------------------------
hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

     (a)   Deliveries at Closing. At the Closing, Seller shall have received
           ---------------------
from Purchaser the Asset Purchase Price in immediately available funds as provided for in Section 3.04.

     (b)   Payment of Payoff Amount. At the Closing, the Vehicle Lessors shall
           ------------------------
have received from Purchaser the Payoff Amount in immediately available funds as provided for in Section 3.04.

     (c)   Assumption Agreement. At the Closing, Purchaser shall have executed
           --------------------
and delivered to Seller the Assumption Agreement and any other of the Operative agreements to which it is a party.

     (d)   Vehicle Lessor. At the Closing, Seller shall have received from each
           --------------
of the Vehicle Lessors a release, in form and substance satisfactory to Seller, of all of the obligations of Seller under the Leased Vehicle Contracts.

     (e)   Contract Rights Release Agreement. On or prior to the Closing Date,
           ---------------------------------
the Contract Rights Release Agreement shall have been executed and delivered and the transaction contemplated thereby shall have been consummated.

     (f)   Representations and Warranties. Each of the representations and
           ------------------------------
warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty were made on and as of the Closing Date.

     (g)   Orders and Laws. There shall not be in effect on the Closing Date any
           ---------------
Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

     7.02  Conditions to Obligations of Purchaser. The obligations of Purchaser
           --------------------------------------
hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

     (a)   Assignment Agreement. At the Closing, Seller shall have executed and
           --------------------
delivered to Purchaser the Assignment Agreement, and any other of the Operative Agreements to which it is a party.

     (b)   Owned Vehicle Titles. At the Closing, Seller shall deliver a duly
           --------------------
endorsed and notarized vehicle license and a duly endorsed and notarized certificate of title for each of the Owned Vehicles.

     (c)  Representations and Warranties. Each of the representations and
          ------------------------------
warranties made by Seller in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty were made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

     (d)  Lien Releases. Seller shall deliver to Purchaser at Closing evidence
          -------------
or duly executed documents in proper form to effectuate the cancellation of all Liens (other than Permitted Liens) encumbering the Acquired Assets.

                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS

     8.01 Notices. All notices, requests and other communications hereunder
          -------
must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

          If to Purchaser, to:

          Pepsi-Cola Puerto Rico Bottling Company
          3880 Dain Rauscher Plaza
          60 South Sixth Street
          Minneapolis, MN  55402
          Facsimile No. 612-661-3825

          with a copy to:

          Briggs and Morgan
          2400 IDS Center
          80 South Eighth Street
          Minneapolis, MN  55402
          Facsimile No. 612-334-8650
          Attn:  Brian D. Wenger, Esq.

          If to Seller, to:

          Seven-Up/RC Bottling Company of Puerto Rico, Inc.
          Can, 177 KM 8.3, Los Filtros
          Urb Industriol Minnillas
          Bayam(cent)n, Puerto Rico  00960
          Attn:  President
          with copies to:

          O'Neill & Borges
          American International Plaza, 8th Floor
          250 Mu*oz Rivera Avenue (Hato Rey)
          San Juan, Puerto Rico  00918-1808
          Facsimile No.: 787-753-8944
          Attn:  Juan A. Rivero, Esq.

          Morgan, Lewis & Bockius LLP
          101 Park Avenue
          New York, New York  10178
          Facsimile No.:  (212) 309-6273
          Attn:  Margot B. Schonholtz, Esq.

     8.02 Confidentiality. For a period of five years from the date of this
          ---------------
Agreement, each party hereto will hold, and will use its best efforts to cause its Affiliates and its officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") to hold, in strict confidence from any Person
                ---------------
(other than any such Affiliate or Representative), unless (a) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining any necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or Governmental or Regulatory Authorities, (b) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder or (c) Seller grants prior written consent to make such disclosure, all data and information disclosed by Seller and its Representatives to Purchaser or its Representatives, as well as any and all reports, analyses, compilations or studies generated, whether or not jointly by the parties or by any party alone, relating to the transactions contemplated hereby, and all data and information relating to the businesses, operation, contractual relationships and financial affairs of Seller, excluding data and information (i) that was at the time of receipt in the public domain or which subsequently became part of the public domain other than by breach by Purchaser of this Agreement or that certain Confidentiality Agreement between Seller and Purchaser, dated October 28, 1998 ("Confidentiality Agreement"), (ii)
                                               -------------------------
that was lawfully in the possession of Purchaser prior to the date on which Purchaser received such information from Seller or its Representatives or (iii) that was lawfully acquired from a third party that was under no obligation to keep such data and information confidential. Purchaser will, and will cause those Persons to whom it has disclosed any documents or information furnished to Purchaser in connection with this Agreement or the transactions contemplated hereby to, deliver to Seller all documents and other material and all copies thereof in its or their possession, custody or control that contain or incorporate any documents or information furnished to Purchaser in connection with this Agreement or the transactions contemplated hereby, promptly upon Seller's request. In the event that Purchaser becomes legally compelled to disclose any information or material subject to this Section 8.02 (collectively, "Confidential Information"), Purchaser shall provide Seller with prompt notice
 ------------------------
thereof, specifying in reasonable detail the nature of such disclosure, so that Seller may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 8.02. Purchaser shall use, at the request of Seller, all reasonable efforts to cooperate with Seller in seeking a protective order or other appropriate remedy in respect thereof. In the event that such protective order or other remedy is not obtained, or Seller waives compliance with the provisions of this Section 8.02, Purchaser shall furnish only that part of the Confidential Information which it is advised by written opinion of counsel is legally required and will exercise its best efforts to ensure that confidential treatment will be accorded such Confidential Information. In addition, Purchaser will provide Seller with written notice of any Confidential Information to be so disclosed as far in advance of its disclosure as is practicable.

     8.03  Entire Agreement. This Agreement and the Operative Agreements
           ----------------
supersede all prior discussions and agreements, including, but not limited to the Confidentiality Agreement, between the parties with respect to the subject matter hereof and thereof. This Agreement and the Operative Agreements contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     8.04  Expenses. All costs and expenses, including, without limitation, fees
           --------
and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

     8.05  Public Announcements. Any announcement or press releases by either
           --------------------
party relating to this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby shall be approved in advance by the other party.

     8.06  Waiver. Any term or condition of this Agreement may be waived at any
           ------
time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     8.07  Amendment. This Agreement may be amended, supplemented or modified
           ---------
only by a written instrument duly executed by or on behalf of each party hereto.

     8.08  No Third Party Beneficiary. The terms and provisions of this
           --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any Person.

     8.09  No Assignment; Binding Effect. Neither this Agreement nor any right,
           -----------------------------
interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     8.10  Disclosure. Neither Seller nor Purchaser shall be deemed to have
           ----------
made, to any other party hereto or to any Operative Agreement, any representation or warranty with respect to the transactions contemplated hereby other than such representations and warranties as are expressly made by it in this Agreement or in any Operative Agreement to which it is a party.

     8.11  Headings. The headings used in this Agreement have been inserted for
           --------
convenience of reference only and do not define or limit the provisions hereof.

     8.12  Consent to Jurisdiction and Service of Process. Purchaser hereby
           ----------------------------------------------
irrevocably appoints Brian Wenger, Esq. at his offices at Briggs and Morgan, 2400 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402 and Seller hereby irrevocably appoints Juan A. Rivero, Esq., at his office at O'Neill & Borges, American International Plaza, 8th Floor, 250 Munoz Rivera Avenue (Hato Rey), San Juan, Puerto Rico, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any Action or Proceeding arising in connection with this Agreement or any of the Operative Agreements and upon whom such process may be served, with the same effect as if such party were a resident of the State of New York and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service, provided that in the case of any service upon such agent and attorney, the party effecting such service shall also deliver a copy thereof to the other parties at the addresses and in the manner specified in Section 8.01. The parties hereto will enter into such agreements with such agents as may be necessary to constitute and continue the appointment of such agents hereunder. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, such party will appoint a successor agent and attorney in New York, New York, reasonably satisfactory to the other party, with like powers. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any such Action or Proceeding, and agrees that any such Action or Proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other
                                         --------------------
objection to venue therein); provided, however, that such consent to
                             -----------------
jurisdiction is solely for the purpose referred to in this Section 8.12 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose.

     8.13  Invalid Provisions. If any provision of this Agreement is held to be
           ------------------
illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     8.14  Governing Law; Waiver of Jury Trial. This Agreement shall be governed
           -----------------------------------
by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably waives to the extent permitted by Law its right to a jury trial in any Action or Proceeding arising as a result of or relating to the transactions contemplated by this Agreement or the Operative Agreements.

     8.15  Time of the Essence. Time is of the essence for all deadlines set
           -------------------
forth in this Agreement.

     8.16  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                          [Signature Page to Follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

Affidavit Number    1132                        SEVEN-UP/RC BOTTLING COMPANY
                    ----                        OF PUERTO RICO, INC.
Subscribed and acknowledged to before me by
Victor Manuel Callazo, of legal age, married,
---------------------
business executive and resident of Guaynabo,    By: /s/ Victor M. Callazo
                                   --------         ----------------------------
Puerto Rico, in his capacity as President,          Name: Victor M. Callazo
                                ---------                 ----------------------
whom I have identified by means of their            Title: President
                                                           ---------------------
respective Puerto Rico driver's license in
accordance with Article 17(c) of the Notarial
Act, this 3rd day of August , 1999, in San
          ---        ------
Juan, Puerto Rico.


/s/ Juan C. Salichs Pou
-----------------------
Notary Public


Affidavit Number   1133                         PEPSI-COLA PUERTO RICO BOTTLING
                   ----                         COMPANY

Subscribed and acknowledged to before me by
A. David Velez, of legal age, married,          By:/s/ A. David Velez
--------------                                     -----------------------------
business executive and resident of San Juan,       Name: A. David Velez
                                   --------              -----------------------
Puerto Rico, in his capacity as President,         Title: President
                                ---------                 ----------------------
whom I have identified by means of their
respective Puerto Rico driver's license in
accordance with Article 17(c) of the Notarial
Act, this 3rd day of August , 1999, in San
          ---        ------
Juan, Puerto Rico.

/s/ Juan C. Salichs Pou
-----------------------
Notary Public

                                                                    EXHIBIT A


                      GENERAL ASSIGNMENT AND BILL OF SALE
                      -----------------------------------

     THIS ASSIGNMENT AND BILL OF SALE is entered into this __ day of August, 1999 by and among Seven-UP/RC Bottling Company of Puerto Rico, Inc., a Puerto Rico corporation (hereinafter referred to as "Seller"), and Pepsi-Cola Puerto
                                              ------
Rico Bottling Company, a Delaware corporation, ("hereinafter referred to as "Purchaser").
 ---------

     WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement, dated as of August 3, 1999 (the "Asset Purchase Agreement";
                                            ------------------------
capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Purchaser, and Purchaser has agreed to purchase or acquire from Seller, all of Seller's right, title and interest in and to the Customer Information, Equipment, and Vehicles;

     WHEREAS, Seller desires to sell, transfer, convey, assign and deliver to Purchaser the assets described below pursuant to Section 3.02 of the Asset Purchase Agreement and Purchaser desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to Purchaser, to the extent their transfer is permitted under the terms thereof and under applicable Law and on an "as-is, where- is basis," all of Seller's right, title and interest in, to and under the following assets of Seller, as the same shall exist on the date hereof, and no others: (i) the Customer Information, (ii) the Leased Vehicle Contracts, (iii) the Owned Vehicles and (iv) the Equipment (collectively, the "Assigned Assets"),
                                                              ---------------
TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever.

     Purchaser hereby accepts the sale, transfer, conveyance, assignment and delivery of the Assigned Assets, on an "as-is, where-is basis" and on the terms set forth in the Asset Purchase Agreement.

     Seller represents, warrants, covenants and agrees that it: (a) has good title to the Assigned Assets, free and clear of all Liens other than Permitted Liens; and (b) will warrant and defend the sale of the Assigned Assets against all and every Person or Persons whomsoever claiming against any or all of the same, subject to the terms and provisions of the Asset Purchase Agreement. The representations and covenants contained in this paragraph shall expire on the one year anniversary of the Closing Date.

     At any time or from time to time after the date hereof, at Purchaser's request and without further consideration, Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Assigned Assets, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Assigned Assets and to assist Purchaser in exercising all rights with respect thereto.

     Seller hereby constitutes and appoints Purchaser the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Purchaser, but on behalf of and for the benefit of Purchaser: (a) to demand and receive from time to time any and all of the Assigned Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (b) to institute, prosecute, compromise and settle any and all Actions or Proceedings that Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assigned Assets; (c) to defend or compromise any or all Actions or Proceedings in respect of any of the Assigned Assets; and (d) to do all such acts and things in relation to the matters set forth in the preceding clauses (a) through (c) as Purchaser shall reasonably deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Purchaser shall indemnify and hold harmless the Seller Parties from any and all Losses caused by or arising out of any breach of Law by Purchaser in its exercise of the aforesaid powers.

     This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This General Assignment and Bill of Sale shall become effective upon the execution of a counterpart hereof by each of the parties hereto and delivery by each of the parties hereto of executed counterparts hereof to each of the other parties to this General Assignment and Bill of Sale. Delivery of an executed counterpart of a signature page of this General Assignment and Bill of Sale by telecopy shall be effective as delivery of a manually executed counterpart of this General Assignment and Bill of Sale.

     This General Assignment and Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment and Bill of Sale in order for this General Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment and Bill of Sale to such extent.

                    [Signature Page to Follow]

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this General Assignment and Bill of Sale on the day and year first above written.

Affidavit Number __________                     SEVEN-UP/RC BOTTLING COMPANY
                                                OF PUERTO RICO, INC.

Subscribed and acknowledged to before me by
_______________, of legal age,
married/single, business executive and          By:_____________________________
resident of ______________, Puerto Rico,in         Name:
his/her capacity as ______________, whom I         Title:
have identified by means of their respective
Puerto Rico driver's license in accordance
with Article 17(c) of the Notarial Act, this
 ___ day of __________, 1999, in San Juan,
Puerto Rico.

______________________________________
Notary Public


Affidavit Number __________                     PEPSI-COLA PUERTO RICO BOTTLING
                                                COMPANY

Subscribed and acknowledged to
before me by ______ of legal age,
married/single, business executive              By:_____________________________
and resident of ______________,                    Name:
Puerto Rico, in his/her capacity as                Title:
______________, whom I have
identified by means of their
respective Puerto Rico driver's
license in accordance with Article
17(c) of the Notarial Act, this ___
day of __________, 1999, in San
Juan, Puerto Rico.

______________________________________
Notary Public

                                                                       EXHIBIT B


                             ASSUMPTION AGREEMENT
                             --------------------

     THIS ASSUMPTION AGREEMENT is entered into this __ day of August, 1999 by and between Seven-UP/RC Bottling Company of Puerto Rico, Inc., a Puerto Rico corporation ("Seller"), and Pepsi-Cola Puerto Rico Bottling Company, a Delaware
              ------
corporation ("Purchaser").
              ---------

     WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement, dated as of August 3, 1999 (the "Asset Purchase Agreement";
                                            ------------------------
capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Purchaser, and Purchaser has agreed to purchase or acquire from Seller, to the extent their transfer is permitted under the terms thereof and under applicable Law and on an "as-is, where-is" basis, all of Seller's right, title and interest in, to and under the (i) Customer Information, (ii) the Owned Vehicles, (iii) the Leased Vehicle Contracts and
(iv) the Equipment, and Purchaser has agreed, in partial consideration therefor, to assume certain contractual obligations in connection therewith by executing an Assumption Agreement of even date herewith;

     WHEREAS, pursuant to Section 3.02(b) of the Asset Purchase Agreement, Purchaser is required to execute and deliver to Seller this Assumption Agreement whereby Purchaser assumes such obligations;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby undertakes and agrees from and after the date hereof, subject to the limitations contained herein, to assume and to pay, perform and discharge when due the Assumed Liabilities.


     Nothing contained herein shall require Purchaser to pay or discharge any debts or obligations expressly assumed hereby so long as Purchaser shall in good faith contest or cause to be contested the amount or validity thereof.

     Other than as specifically stated above or in the Asset Purchase Agreement, Purchaser assumes no debt, liability or obligation of Seller by this Assumption Agreement, and it is expressly understood and agreed that all debts, liabilities and obligations of Seller not assumed hereby by Purchaser shall remain the sole obligation of Seller, its successors and assigns.

     No Person other than Seller, its successors and assigns shall have any rights under this Assumption Agreement or the provisions contained herein.

     This Assumption Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Assumption Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and delivery by each of the parties hereto of executed counterparts hereof to each of the other parties to this Assumption Agreement. Delivery of an executed counterpart of a signature page of this Assumption Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

     This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Assumption Agreement in order for this Assumption Agreement to be effective in any respect, then the laws of such other jurisdiction shall govern this Assumption Agreement to such extent.

                          [Signature Page to Follow]

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Assumption Agreement on the day and year first above written.

                                   SEVEN-UP/RC BOTTLING COMPANY
                                   OF PUERTO RICO, INC.


                                   By:__________________
                                    Name:
                                    Title:


                                   PEPSI-COLA PUERTO RICO
                                   BOTTLING COMPANY


                                   By:___________________
                                    Name:
                                    Title:

                              GENERAL INFORMATION
                         REGARDING DISCLOSURE SCHEDULE

     This page and all of the sections of this Disclosure Schedule, along with all attachments referred to herein, all of which are hereby incorporated herein by reference, comprise the Disclosure Schedule referred to in the Asset Purchase Agreement, dated as of August 3, 1999 (which, together with all Exhibits thereto and this Disclosure Schedule, may be sometimes hereinafter collectively referred to as the "Agreement"), by and between Seven-Up/RC Bottling Company of Puerto
           ---------
Rico, Inc., a Puerto Rico corporation ("Seller"), and Pepsi-Cola Puerto Rico
                                        ------
Bottling Company, Inc., a Delaware corporation ("Purchaser"). To the extent that
                                                 ---------
an item is disclosed or set forth in one section of this Disclosure Schedule or an attachment thereto and is specifically referenced to in a paragraph or section number of the Agreement and that same item also may be applicable to (or properly serve as an amendment to or disclosure regarding) another paragraph or section of the Agreement (other than items regarding compliance with laws and litigation), its inclusion anywhere in this Disclosure Schedule or the attachments thereto shall be deemed to be an automatic cross-reference to, and inclusion in, this Disclosure Schedule or the attachments thereto as may be appropriate throughout the Agreement and any and all applicable sections or paragraphs thereof, whether or not a specific cross-reference is noted. In addition, any and all attachments, statements or other documents attached to any section of this Disclosure Schedule are incorporated by reference to the section of this Disclosure Schedule to which they are either attached or referenced and to any other section of this Disclosure Schedule which may be appropriate. The disclosure in this Disclosure Schedule of any matter not specifically required to be disclosed herein under the terms of one or more sections of the Agreement shall not in any way be deemed to affect the interpretation of the express terms of the Agreement or to establish in any manner a level of materiality for purposes of interpreting the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Reference to Sections
of Agreement                             Subject Matter of Section
------------                             -------------------------
2.01(a)(ii)                              Owned Vehicles
                                         Equipment
2.01(a)(iii)                             Leased Vehicles
2.01(a)(iv)                              Allocation of Purchase Price
3.03(b)                                  Seller Liens
4.05                                     Seller Legal Proceedings
4.07(a)                                  Seller Legal Proceedings
4.07(b)

                              SECTION 2.01(a)(ii)

                                Owned Vehicles
                                --------------
I. Trailers

Asset Number\1\    Description                       VIN Identification
------------       -----------                       ------------------
88811              45' Fruehauf w/liftgate trailer   IH2V03526JH033001
94812              34' Wabash w/liftgate trailer     IJJV282STRL224818
94813              34' Wabash w/liftgate trailer     IJJV282S9RL2248129

       Total Trailers                                                   $24,500
       Value

__________________
\1\ Asset numbers are the numbers assigned by Seven-Up/RC Bottling Company of Puerto Rico, Inc.

SECTION 2.01(a)(iii)

Equipment
---------

Asset Number/1/                    Description
------------                       -----------
94963                              1994 Hyster Forklift
94964                              1994 Hyster Forklift
98975                              1998 Hyster Forklift
98976                              1998 Hyster Forklift

      Total Equipment Value                                 $5,800

__________________
\1\ Asset numbers are the numbers assigned by Seven-Up/RC Bottling Company of Puerto Rico, Inc.

SECTION 2.01(a)(iv)

                         Leased Vehicles
                         ---------------

Citibank Leased
Ford Trucks

Asset Number     Description                      VIN Number
------------     -----------                      ----------
97576            Ford J/A 22' box w/liftgate      1FDYW86E7VVA40391
97577            Ford J/A 22' box w/liftgate      1FDYW86E9VVA40389
97578            Ford J/A 22' box w/liftgate      1FDYW86EOVVA40393
97579            Ford J/A 22' box w/liftgate      1FDYW86EXVVA38022
97580            Ford J/A 22' box w/liftgate      1FDYW86E7VVA40388
97581            Ford J/A 22' box w/liftgate      1FDYW86E5VVA40390
97582            Ford J/A 22' box w/liftgate      1FDYW86E9VVA40392



Total Citibank
Lease Truck Value                                             $377,118.85

GE Capital Lease

Asset Number     Description                      VIN Number
------------     -----------                      ----------
95567            1995 Ford Cargo 8000             1FDYH85E9SVA17119
95568            1995 Ford Cargo 8000             1FDYH85E7SVA17118
95569            1995 Ford Cargo 8000             1FDYH85E3SVA17469
95566            1995 Ford Cargo 8000             1FDYH85E5SVA17120
95570            1995 Ford Cargo 8000             1FDYH81E9SVA18258
95571            1995 Ford Cargo 8000             1FDYH81E1SVA18254
95572            1995 Ford Cargo 8000             1FDYH81E3SVA18255
95573            1995 Ford Cargo 8000             1FDYH81E9SVA18728
95574            1995 Ford Cargo 8000             1FDYH81E7SVA18257
95575            1995 Ford Cargo 8000             1FDYH81E5SVA18256
94234            1994 Ford 1 Ton Pick-Up          1FDLF47F1REA28818


Total GE Capital
Lease Value                                                   $91,478.30

                                SECTION 3.03(b)

                         Allocation of Purchase Price
                         ----------------------------

     Asset Purchase Price:                   $  30,300.00
     Payoff Amount:                            468,597.15
                                               ----------
          Total:                             $ 498,897.15

                                 SECTION 4.05

                                 Seller Liens
                                 ------------

Chattel Mortgage in favor if BT Commercial Corporation executed September 11, 1990 before Salvador Casellas Toro, Aff. 62, guaranteeing the amount of $17,825.00.

                                SECTION 4.07(a)

                           Seller Legal Proceedings
                           ------------------------

Allegation set forth in the letter dated July 23, 1999 from Ramon L. Walker Merino, Esq., counsel to B. Fernandez & Hnos., Inc. and Orange Crush of Puerto Rico, Inc.

                                SECTION 4.07(b)

                           Seller Legal Proceedings
                           ------------------------

Allegation set forth in the letter dated July 23, 1999 from Ramon L. Walker Merino, Esq., counsel to B. Fernandez & Hnos., Inc. and Orange Crush of Puerto Rico, Inc.